Exhibit 99.1


        Temecula Valley Bancorp Inc. Announces 38% Increase In Earnings


     TEMECULA, Calif.--(BUSINESS WIRE)--Oct. 14, 2005--Temecula Valley Bancorp Inc.'s (NASDAQ:TMCV) earnings for the quarter ending September 30, 2005 were $3,285,162 a 38% increase from the $2,374,362 earned in the same period last year. Net income for the nine months ending September 30, 2005 was $10,229,883 compared to $7,593,138 for the same period last year, a $2,636,745 or 35% increase. "We are pleased with the results," stated Stephen H. Wacknitz, President/CEO/Chairman, "considering that for 2005 Temecula Valley Bank (the
Bank) has increased cost associated with its SBA operations, risk management functions, and has opened a new branch. The Bank has expanded its SBA sales force and the corresponding support functions by hiring a new National Sales Manager, Western Regional Sales Manager, and Operations Manager. A new Chief Risk Officer, Appraisal Department Manager, Human Resources Director, and their related support staff have been added to strengthen the Bank's risk management functions. In October, the Bank opened a new branch in Carlsbad. We look forward to the future benefits of our expansion efforts undertaken in 2005." The return on average assets was 1.72% for the third quarter and 1.96% for the first nine months of 2005. The return on average equity was 24.97% for the third quarter and 28.28% for the first nine months of 2005. The net interest margin for all of 2004 was 5.96% and has improved to 6.68% for the first nine months of 2005 as the Federal Reserve Bank has continued to increase fed funds rates.
     Total assets increased 34%, from $595,246,198 at September 30, 2004 to $794,832,584 at September 30, 2005. Loans increased 36%, with construction loans increasing 87%, real estate secured loans increasing 25%, commercial loans increasing 17% and SBA loans, which include both real estate secured as well as commercial loans, decreasing 18%. The large increase in construction loans was due to increased tract housing construction, the addition of the loan production office in San Rafael, and the general overall robust real estate market in Southern California.
     Federal funds sold increased from $26,900,000 to $32,240,000. The allowance for loan loss increased from $5,351,737 at September 30, 2004 to $8,240,198 at September 30, 2005, a 54% increase which set the allowance for loan loss as a percent of loans from 1.06% a year earlier to 1.20% at September 30, 2005.
     Net loan charge-offs were $111,236 for the first nine months of 2005, compared to $641,096 for the same period in 2004. Non-accrual loans (net of SBA guarantees) were $1,781,531 at September 30, 2005 compared to $2,541,320 at September 30, 2004. There was $75,675 of other real estate owned (net of SBA guarantees) as of September 30, 2004 compared to $1,507,246 at September 30, 2005.
     For the twelve-month period ending September 30, 2005, fixed assets increased from $3,979,370 to $4,745,390 due to the addition of the full service office and the addition of loan production offices. The SBA servicing assets decreased $779,932 due to the average servicing rate slightly decreasing, partially offset by a higher servicing portfolio.
     Deposits increased 33%, from $528,691,420 at September 30, 2004 to $703,881,319 at September 30, 2005. The continued expansion of existing branches, as well as various CD promotions have fueled the deposit growth. Deposit growth is expected to be sufficient in the future to fund loan growth.
     Junior subordinated debt securities increased $8,248,000 due to the net addition in September 2005 of $8,000,000 of trust preferred borrowing, of which $7,000,000 was transferred to the Bank as tier one capital, and is considered tier one and tier two capital on a consolidated basis.
     Shareholder equity increased from $39,790,676 at September 30, 2004 to $53,954,273 at September 30, 2005 due to net income and the exercise of stock options. The capital ratios remain strong, with the tier one leverage ratio of 9.34%, the tier one risk based ratio of 9.04% and the total risk based capital ratio of 11.45%, all easily above the minimum to qualify as "well capitalized."
     Temecula Valley Bank was established in 1996 and operates full service offices in Temecula, Murrieta, Corona, Fallbrook, Escondido, Rancho Bernardo, El Cajon and Indian Wells. Temecula Valley Bancorp was established in June 2002 and operates as a one-bank holding company for Temecula Valley Bank. As a Preferred Lender (PLP) since 1998, the locally owned and operated Bank also has SBA loan production offices in California, Colorado, Florida, Georgia, Illinois, Nebraska, New Jersey, Ohio, Oregon, Pennsylvania, Texas, and Washington. Temecula Valley Bancorp's common stock is quoted in the national Nasdaq market and trades under the symbol TMCV. The Bank's website is at www.temvalbank.com.

     Statements concerning future performance, developments or events concerning expectations for growth and market forecasts, and any other guidance on future periods, constitute forward-looking statements that are subject to a number of risks and uncertainties. Actual results may differ materially from stated expectations. Specific factors include, but are not limited to, the effect of interest rate changes, the ability to control costs and expenses, the impact of consolidation in the banking industry, financial policies of the United States government, and general economic conditions. Additional information on these and other factors that could affect financial results are included in its Securities and Exchange Commission filings.


                     TEMECULA VALLEY BANCORP INC.

                            FINANCIAL DATA

                            SEPTEMBER 2005
                              (UNAUDITED)
 (all amounts in whole dollars except share and per share information)


                                              Increase     Increase
                  Sept. 30,    Sept. 30,     (Decrease)   (Decrease)
                    2005         2004
                 ------------ ------------ ------------- ------------
ASSETS

 Cash and due
  from banks      12,666,220   10,362,018      2,304,202           22%
 Federal funds
  sold            32,240,000   26,900,000      5,340,000           20%
 Securities --
  held to
  maturity                 0            0              0            0%

 Loans           686,377,936  505,368,986    181,008,950           36%
 Less allowance
  for loan
  losses          (8,240,198)  (5,351,737)     2,888,461           54%
                 ------------ ------------ --------------
 Loans, net      678,137,738  500,017,249    178,120,489           36%

 Federal Reserve
  & Home Loan
  Bank stock,
  at cost          2,867,600    2,125,500        742,100           35%
 Other real
  estate owned,
  net              2,111,250      302,698      1,808,552          597%
 Bank premises
  and equipment,
  net              4,745,390    3,979,370        766,020           19%
 SBA-loan
  servicing
  I/O strip
  receivable     22,513,631   23,644,223     (1,130,592)         (5%)
 SBA-loan
  servicing
  asset            8,059,947    7,709,287        350,660            5%
 Cash surrender
  value life
  insurance       17,392,824    9,494,528      7,898,296           83%
 Other Assets     14,097,984   10,711,325      3,386,659           32%
                 ------------ ------------ --------------
                 794,832,584  595,246,198    199,586,386           34%
                 ============ ============ ==============

LIABILITIES AND
 STOCKHOLDER
 EQUITY

 Demand deposits 153,506,186  138,303,661     15,202,525           11%
 Interest
  bearing
  deposits       550,375,133  390,387,759    159,987,374           41%
                 ------------ ------------ --------------
   Total
    deposits     703,881,319  528,691,420    175,189,899           33%
 FHLB advances             0            0              0            0%
 Junior
  subordinated
  debt securities 28,868,000   20,620,000      8,248,000           40%
 Other
  liabilities      8,128,992    6,144,102      1,984,890           32%
                 ------------ ------------ --------------
   Total
    liabilities  740,878,311  555,455,522    185,422,789           33%

 Stockholder's
  equity          53,954,273   39,790,676     14,163,597           36%
                 ------------ ------------ --------------
                 794,832,584  595,246,198    199,586,386           34%
                 ============ ============ ==============



                   3 Mos.        3 Mos.        9 Mos.        9 Mos.
                   Ended         Ended         Ended         Ended
                 Sept. 30,      Sept. 30,     Sept. 30,     Sept. 30,
                    2005          2004          2005          2004
                 ------------ ------------ -------------- ------------
 Interest income  15,351,569    8,783,386     40,216,507   23,390,660
 Interest expense  4,051,121    1,750,845      9,608,558    4,369,049
                 ------------ ------------ -------------- ------------
 Net interest
  income          11,300,448    7,032,541     30,607,949   19,021,611
 Provision for
  loan losses        346,000    1,635,000      1,988,900    2,385,000
 Other income      5,599,165    7,288,248     18,847,475   20,742,937
 Other expense    10,950,340    8,665,678     29,967,152   24,517,997
                 ------------ ------------ -------------- ------------
 Earnings before
  income taxes     5,603,273    4,020,111     17,499,372   12,861,551
 Income taxes      2,318,111    1,645,749      7,269,489    5,268,413
                 ------------ ------------ -------------- ------------
   Net earnings    3,285,162    2,374,362     10,229,883    7,593,138
                 ============ ============ ============== ============

 Actual common
  shares
  outstanding
  at end of
  period           8,879,697    8,690,503      8,879,697    8,690,503
 Average common
  shares
 outstanding       8,870,793    8,662,855      8,829,197    8,432,075
 Average common
  shares
  & equivalents
  outstanding      9,659,261    9,481,185      9,562,584    9,335,237
 Basic earnings
  per share             0.37         0.27           1.16         0.90
 Diluted earnings
  per share             0.34         0.25           1.07         0.81
 Return on
  average assets
  (annualized)          1.72%        1.69%          1.96%        2.03%
 Return on
 average equity
  (annualized)         24.97%       24.61%         28.28%       29.21%
 Efficiency
  ratio                64.80%       60.51%         60.59%       61.66%


                    9/30/2005    9/30/2004
                   -----------  -----------
 Tier 1
 leverage
  capital ratio         9.34%        9.32%
 Tier 1
 risk-based
  capital ratio         9.04%        9.47%
 Total
 risk-based
  capital ratio        11.45%       11.70%
 Allowance for
  loan losses
  as a % of
  total loans           1.20%        1.06%
 Gross
  nonperforming
  assets as
  a % of total
  assets                1.15%        1.71%
 Net
  nonperforming
  assets as
  a % of total
  assets                0.41%        0.44%
 Net chargeoffs
  (annualized)
  as a % of
  total loans           0.02%        0.17%
 Loan to deposit
  ratio                97.51%       95.59%
 Book value per
  share                 6.08         4.58



PAST DUE AND
 NON-ACCRUAL LOANS
------------------
                       Gross      Government       Net
                      Balance      Guaranty      Balance

                     -------------------------------------
September 30, 2005
------------------

 30 -- 89 days
  past due             1,383,506   (1,176,386)    207,120
                     ============ ============ ===========

 90+ days past due
  and accruing                 0            0           0
 Non-accrual           7,029,016   (5,247,485)  1,781,531
 Other real estate
  owned (REO)          2,111,250     (604,004)  1,507,246
                     ------------ ------------ -----------
   Total
    non-performing
    assets             9,140,266   (5,851,489)  3,288,777
                     ============ ============ ===========

September 30, 2004
------------------

 30 -- 89 days
  past due               862,778     (663,177)    199,601
                     ============ ============ ===========

 90+ days past due
  and accruing                 0            0           0
 Non-accrual           9,868,931   (7,327,611)  2,541,320
 Other real estate
  owned (REO)            302,698     (227,023)     75,675
                     ------------ ------------ -----------
   Total
    non-performing
    assets            10,171,629   (7,554,634)  2,616,995
                     ============ ============ ===========

NET LOAN CHARGEOFFS
-------------------
                        3 Mos.      3 Mos.       9 Mos.     9 Mos.
                        Ended       Ended        Ended      Ended
                       Sept. 30,   Sept. 30,    Sept. 30,  Sept. 30,
                         2005        2004        2005        2004
                     ------------ ------------ ----------- -----------

 Chargeoffs               25,709      328,656     430,534     649,737
 Recoveries              (80,727)      (1,688)   (319,298)     (8,641)
                     ------------ ------------ ----------- -----------
   Net Chargeoffs
    (Recoveries)         (55,018)     326,968     111,236     641,096
                     ============ ============ =========== ===========




                     TEMECULA VALLEY BANCORP INC.

                            FINANCIAL DATA

                               JUNE 2005
                              (UNAUDITED)
 (all amounts in whole dollars except share and per share information)



                       June 30,   June 30,      Increase    Increase
                         2005       2004       (Decrease)  (Decrease)
                    ------------ ------------ ------------ -----------
ASSETS

 Cash and due
  from banks         11,013,343   15,935,851   (4,922,508)       (31%)
 Federal funds
  sold               27,420,000   15,600,000   11,820,000          76%
 Securities --
  held to maturity            0            0            0           0%

 Loans              628,212,313  448,229,019  179,983,294          40%
 Less allowance
  for loan losses    (7,839,179)  (4,043,705)   3,795,474          94%
                    ------------ ------------ ------------
 Loans, net         620,373,134  444,185,314  176,187,820          40%

 Federal Reserve &
  Home Loan Bank
  stock, at cost      2,849,000    2,050,300      798,700          39%
 Other real estate
  owned, net                  0    1,410,000   (1,410,000)      (100%)
 Bank premises and
  equipment, net      4,763,102    3,006,473    1,756,629          58%
 SBA-loan servicing
  I/O strip
  receivable        23,479,641   21,689,271    1,790,370           8%
 SBA-loan servicing
  asset               8,102,773    6,944,100    1,158,673          17%
 Cash surrender
  value life
  insurance          13,469,824    7,661,929    5,807,895          76%
 Other Assets        12,745,640    9,310,505    3,435,135          37%
                    ------------ ------------ ------------
                    724,216,457  527,793,743  196,422,714          37%
                    ============ ============ ============

LIABILITIES AND
 STOCKHOLDER EQUITY

 Demand deposits    147,656,572  126,475,079   21,181,493          17%
 Interest bearing
  deposits          496,117,418  325,883,728  170,233,690          52%
                    ------------ ------------ ------------
   Total deposits   643,773,990  452,358,807  191,415,183          42%
 FHLB advances                0   20,000,000  (20,000,000)      (100%)
 Junior
  subordinated
  debt securities    20,620,000   12,372,000    8,248,000          67%
 Other liabilities    9,338,684    6,152,543    3,186,141          52%
                    ------------ ------------ ------------
   Total
    liabilities     673,732,674  490,883,350  182,849,324          37%

 Stockholder's
  equity             50,483,783   36,910,393   13,573,390          37%
                    ------------ ------------ ------------
                    724,216,457  527,793,743  196,422,714          37%
                    ============ ============ ============



                       3 Mos.      3 Mos.       6 Mos.       6 Mos.
                       Ended       Ended        Ended        Ended
                      June 30,     June 30,    June 30,     June 30,
                        2005        2004         2005         2004
                    ------------ ------------ ------------ -----------
 Interest income     13,454,394    7,790,647   24,864,938  14,607,274
 Interest expense     3,179,129    1,375,641    5,557,437   2,618,204
                    ------------ ------------ ------------ -----------
 Net interest income 10,275,265    6,415,006   19,307,501  11,989,070
 Provision for loan
  losses                804,100      250,000    1,642,900     750,000
 Other income         7,464,814    6,726,899   13,248,310  13,454,688
 Other expense       10,180,120    8,407,711   19,016,812  15,852,319
                    ------------ ------------ ------------ -----------
 Earnings before
  income taxes        6,755,859    4,484,194   11,896,099   8,841,439
 Income taxes         2,812,818    1,837,568    4,951,378   3,622,664
                    ------------ ------------ ------------ -----------
   Net earnings       3,943,041    2,646,626    6,944,721   5,218,775
                    ============ ============ ============ ===========

 Actual common
  shares
  outstanding at
  end of period       8,865,447    8,608,538    8,865,447   8,608,538
 Average common
  shares
  outstanding         8,828,292    8,393,061    8,808,055   8,315,418
 Average common
  shares
  & equivalents
  outstanding         9,528,263    9,309,436    9,515,624   9,272,054
 Basic earnings per
  share                    0.45         0.32         0.79        0.63
 Diluted earnings
  per share                0.41         0.28         0.73        0.56
 Return on average
  assets
  (annualized)             2.28%        2.16%        2.10%       2.23%
 Return on average
  equity
  (annualized)            32.87%       30.60%       30.10%      31.79%
 Efficiency ratio         57.38%       63.98%       58.41%      62.30%


                       6/30/2005    6/30/2004
                      -----------  -----------
 Tier 1 leverage
  capital ratio            9.54%        9.78%
 Tier 1 risk-based
  capital ratio            9.40%        9.91%
 Total risk-based
  capital ratio           11.08%       10.74%
 Allowance for loan
  losses as a % of
  total loans              1.25%        0.90%
 Gross nonperforming
  assets as a % of
  total assets             1.35%        1.46%
 Net nonperforming
  assets as a % of
  total assets             0.45%        0.31%
 Net chargeoffs
  (annualized) as
  a % of total loans       0.05%        0.14%
 Loan to deposit
  ratio                   97.58%       99.09%
 Book value per
  share                    5.69         4.29



PAST DUE AND
 NON-ACCRUAL LOANS
------------------
                          Gross     Government     Net
                         Balance     Guaranty    Balance
                        -----------------------------------
June 30, 2005
-------------

 30 -- 89 days past
  due                      149,793           0     149,793
                        =========== =========== ===========

 90+ days past due
  and accruing             263,218    (244,753)     18,465
 Non-accrual             9,474,790  (6,244,901)  3,229,889
 Other real estate
  owned (REO)                    0           0           0
                        ----------- ----------- -----------
   Total non-performing
    assets               9,738,008  (6,489,654)  3,248,354
                        =========== =========== ===========

June 30, 2004
-------------

 30 -- 89 days past
  due                      247,122    (123,052)    124,070
                        =========== =========== ===========

 90+ days past due
  and accruing                   0           0           0
 Non-accrual             6,290,495  (5,006,792)  1,283,703
 Other real estate
  owned (REO)            1,410,000  (1,057,500)    352,500
                        ----------- ----------- -----------
   Total non-performing
    assets               7,700,495  (6,064,292)  1,636,203
                        =========== =========== ===========

NET LOAN CHARGEOFFS
-------------------
                           3 Mos.      3 Mos.      6 Mos.     6 Mos.
                           Ended       Ended       Ended      Ended
                          June 30,    June 30,    June 30,   June 30,
                            2005       2004         2005       2004
                        ----------- ----------- ----------- ----------

 Chargeoffs                145,137      70,692     404,825    321,081
 Recoveries               (133,834)     (4,600)   (238,570)    (6,953)
                        ----------- ----------- ----------- ----------
  Net Chargeoffs            11,303      66,092     166,255    314,128
                        =========== =========== =========== ==========



    CONTACT: Temecula Valley Bank
             Terry Tarrant, 951-506-1060